Exhibit 99.1

LETTER OF TRANSMITTAL

STATER BROS. HOLDINGS INC.

Exchange Offer

for

$285,000,000 Outstanding 7 3/4% Senior Notes due 2015

in Exchange for New 7 3/4% Senior Notes due 2015

Pursuant to the Prospectus, dated                     , 2007

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2007, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By mail, hand delivery or overnight courier:

The Bank of New York

101 Barclay Street—7 East

New York, NY 10286

Attention: Mrs. Carolle Montreuil

By facsimile transmission:

(for eligible institutions only)

(212) 298-1915

Confirm by telephone:

(212) 298-1915

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated                     , 2007 (the “Prospectus”), of Stater Bros. Holdings Inc., a Delaware corporation (the “Issuer”), and Stater Bros. Markets, Stater Bros. Development Inc., Santee Dairies, Inc., and Super Rx, Inc., each a California corporation, as guarantors, (collectively the “Guarantors”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer’s and the Guarantors’ offer (the “Exchange Offer”) to exchange up to $285,000,000 aggregate principal amount of its 7 3/4% Senior Notes due 2015, which have been registered under the Securities Act of 1933, as amended (the “New Notes”), for up to $285,000,000 aggregate principal amount of the Issuer’s issued and outstanding 7 3/4% Senior Notes due 2015 (the “Old Notes”) from the registered holders thereof who are not “affiliates” of the Issuer, as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended.

For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note guaranteed by the Guarantors and having a principal amount equal to that of the surrendered Old Note. Interest accrues on the New Notes at the rate of 7 3/4% per annum and is payable in cash semiannually in arrears on each April 15 and October 15 of each year, commencing on October 15, 2007. No interest is payable on the Old Notes on the date of the exchange for the New Notes and therefore no interest will be paid thereon to the holders at such time. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer.

This Letter of Transmittal is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by The Bank of New York Trust Company, N.A., as Exchange Agent for the Exchange Offer (the “Exchange Agent”), at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Acceptance of Old Notes for Exchange; Delivery of New Notes” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 1.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES
7 3/4% Senior Notes due 2015	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Old Note(s)	Principal Amount Tendered**

	Total

* Need not be completed if Old Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

By crediting the Old Notes to the Exchange Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number

Transaction Code Number

Name of Tendering Institution

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer.

The undersigned hereby represents (i) that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (ii) that neither the holder of such Old Notes nor such other person is engaged in, or intends to engage in, a distribution of such New Notes or has any arrangement or understanding with any person to participate in the distribution of such New Notes and (iii) that neither the holder of such Old Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), of the Issuer.

In addition, (i) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes tendered hereby that were not acquired directly from the Issuer pursuant to Rule 144A or other available exemption under the Securities Act, the undersigned hereby acknowledges (1) that such Old Notes were acquired by such broker-dealer as a result of market-making or other trading activities and (2) that it must deliver a prospectus in connection with any such resale of the New Notes, and (ii) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes tendered hereby and such Old Notes were acquired by such broker-dealer directly from the Issuer pursuant to Rule 144A or other available exemption under the Securities Act, the undersigned hereby acknowledges that it must comply with the registration and delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of New Notes. In the case of the immediately preceding two sentences, however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights.”

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated

under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

(Complete Substitute Form W-9)

Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” on this Letter of Transmittal above.

Mail New Notes and/or Old Notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(Complete Accompanying Substitute Form W-9)

Dated                                         , 2007

X	, 2007

X	, 2007
Signature(s) of Owner	Date

Area Code and Telephone Number

This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)

(Please Type or Print)

Capacity

Address
(Including Zip Code)

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution

                                                                                                                                     (Authorized Signature)

(Title)

(Name and Firm)

Dated                         , 2007

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF

Exchange Offer

for

$285,000,000 Outstanding 7 3/4% Senior Notes due 2015

in Exchange for New 7 3/4% Senior Notes due 2015

1.	Delivery of This Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under “The Exchange Offer—Acceptance of Old Notes for Exchange; Delivery of New Notes” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Issuer may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five (5) NYSE trading days after the date of execution of the Notice of Guaranteed Delivery. An “eligible institution” is a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or otherwise an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letters of Transmittal or Old Notes should be sent directly to the Issuer.

See “The Exchange Offer” in the Prospectus.

2.	Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer).

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled “Description of Old Notes—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on This Letter of Transmittal; Note Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on the Book-Entry Transfer Facility’s security position listing as the holder of such Old Notes without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or written instrument or instruments of transfer or exchange are required. If, however, the Old Notes are registered in the name of a person other than a signer of the Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Old Notes, such Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders that appear on the Old Notes.

If this Letter of Transmittal or any Old Notes or powers of attorneys are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with the Letter of Transmittal.

Endorsements on certificates for Old Notes or signatures on powers of attorneys required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.	Taxpayer Identification Number.

Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Issuer (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding at a rate of 28% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8BEN, Certificate of Foreign Status. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: Checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. Checking this box also requires that the holder complete the Certificate of Awaiting Taxpayer Identification Number form attached to the Substitute Form W-9. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

The information requested above should be directed to the Exchange Agent at the following address:

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By mail, hand delivery or overnight courier:

The Bank of New York

101 Barclay Street—7 East

New York, NY 10286

Attention: Mrs. Carolle Montreuil

By facsimile transmission:

(for eligible institutions only)

(212) 298-1915

Confirm by telephone:

(212) 815-5920

6.	Transfer Taxes.

Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

7.	Waiver of Conditions.

The Issuer reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Note either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer) except that the Issuer will not waive the requirement that the holder seeking to tender Old Notes in the Exchange Offer be a non-“affiliate” of the issuer as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended.

8.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of any defect or irregularity with respect to any tender of Old Notes.

9.	Mutilated, Lost, Stolen or Destroyed Old Notes.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	Withdrawal Rights.

Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must: (i) specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes) and (iii) where certificates for Old Notes have been transmitted, specify the name in which such Old Notes are registered, if different from that of the Depositor. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the Depositor must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Depositor is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under “The Exchange Offer—Acceptance of Old Notes for Exchange; Delivery of New Notes,” any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in the Prospectus under “The Exchange Offer—Acceptance of Old Notes for Exchange; Delivery of New Notes,” such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

11.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at the address and telephone number set forth above.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 5)

PAYOR’S NAME: THE BANK OF NEW YORK TRUST COMPANY, N.A.

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
TIN
Social Security Number or Employer Identification Number
Part 2—TIN Applied For ☐

Department of the Treasury Internal Revenue Service Payor’s Request For Taxpayer Identification Number (“TIN”) and Certification

Payor’s Request For Taxpayer Identification Number (“TIN”) and Certification

CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) any other information provided on this form is true and correct.

Signature Date , 2007
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% of all reportable payments made to me after the exchange will be withheld until I provide a number.

Signature                                                                                   Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account	Give the SOCIAL SECURITY number of:	For this type of account	Give the EMPLOYER IDENTIFICATION number of:

1. An individual’s account	The individual	6. Sole proprietorship or single-owner LLC account	The owner(3)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. A valid trust, estate, or pension trust	Legal entity(4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Corporate account or LLC electing corporate status on Form 8832	The corporation

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9. Association, club, religious, charitable, educational or other tax-exempt organization account	The organization

b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	10. Partnership or multi-member LLC account	The partnership

5. Sole proprietorship or single-owner LLC account	The owner(3)	11. A broker or registered nominee	The broker or nominee

		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

How to Obtain a TIN

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card for individuals, or Form SS-4, Application for Employer Identification Number (for business and other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for certain resident aliens), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

If you return the Substitute Form W-9 with the “Awaiting TIN” box checked in Part 3, you must provide the payer with a Certificate of Awaiting Taxpayer Identification Number and, within 60 days, a TIN. If you do not provide the TIN by the date of payment, 28% of all reportable payments will be withheld. If your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period, the amounts withheld will be refunded to you. If no certified TIN is provided to the payer within 60 days, the amounts withheld will be paid to the IRS.

As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form, and give it to the payer.

For interest, dividends and broker transactions, you must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to a payer, you must cross out item 2 in the certification before signing the form.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments by the Payer include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States or any political subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(K) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You are subject to information reporting if this interest is $600 or more and is paid in the course of the payer’s trade or business and backup withholding if you have not provided your correct TIN to the payer.

•	Payments of tax-exempt interest (including exempt interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM IN PART 2, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments, other than interest, dividends and patronage dividends that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest or other payments to give their correct TIN to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism. Payers must be given the TIN whether or not recipients are required to file tax returns. Payers generally must withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN.—If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINS.—If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.